SECOND AMENDMENT TO
                      LOAN AND SECURITY AGREEMENT AND CONSENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT (the "Amendment") is dated as of September 30, 1997, and is by and between TRANSITION NETWORKS, INC., a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Loan Agreement.

                                     RECITALS

     WHEREAS, the Borrower and the Bank are parties to a Loan and Security Agreement, dated as of August 9, 1996 as amended by a First Amendment dated as of May 29, 1997 (as so amended, the "Loan Agreement");

     WHEREAS, the Borrower and the Bank desire to further amend the terms of the Loan Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                    ARTICLE I - AMENDMENTS TO THE LOAN AGREEMENT

     1.1 Amendments to Loan Agreement. The last sentence of Section 5.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "Any and all such inspections and/or audits shall be at the Borrowers' expense and the Bank may charge a Disbursement Account or any other account of the Borrowers with the Bank or advance the amount thereof to the Borrowers as a Revolving Loan; provided that, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, the Borrowers' obligations to reimburse the Bank for its inspections and/or audits shall be limited to $450 per day, plus, in all cases, the Bank's out-of-pocket costs and expenses for one inspection and/or audit per calendar year, provided, further that any such inspection and/or audit made while any Even of Default or Unmatured Event of Default has occurred and is continuing shall not be subject to such limitation."

     1.2 Construction. All references in the Loan Agreement to "this Agreement," "herein" and similar references shall be deemed to refer to the Loan Agreement as amended by this Amendment.


















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                                 CERTIFICATE

     I,                       , do hereby certify that I am the duly
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appointed or elected and qualified                        Secretary and the
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keeper of the records of Transition Networks, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Corporation") and that the following is a true and correct copy of resolutions duly adopted by
unanimous written action of the Borrower's Board of Directors on the      day
                                                                    ------
of September, 1997;

and that such resolutions are now in full force and effect, unamended, unaltered, and unrepealed:

     WHEREAS, there has been presented to the directors a form of Second Amendment (the "Second Amendment") to that certain Loan and Security Agreement dated as of August 9, 1996, between this Corporation and Second Bank National Association (the "Bank") as amended by a First Amendment dated as of May 29, 1997 (as so amended, the "Loan Agreement").

     NOW, THEREFORE, BE IT RESOLVED, that any one of the President, Vice President or Vice President-Finance of this Corporation is authorized to execute, in the name and on behalf of this Corporation, and deliver to the Bank the Second Amendment and any promissory note or other instrument, document or agreement required by the Bank in connection with such Second Amendment, substantially in the form of that reviewed by the directors, except for such changes, additions or deletions as such officer(s) shall deem proper; execution by such officer(s) of an amendment and related documents to be conclusive evidence that such officer(s) deem(s) all of the terms and provisions thereof to be proper (the executed Second Amendment is hereafter called the "Amendment");

     FURTHER RESOLVED, that any one of the President, Vice President or Vice President-Finance of this Corporation be and hereby is authorized on behalf of this Corporation to borrow from time to time under the Loan Agreement as amended by the Amendment, to agree to rates of interest and other terms of loans, and to repay all amounts so borrowed;

     FURTHER RESOLVED, that each officer of this Corporation be and hereby is authorized to take such action from time to time on behalf of this Corporation as he/she may deem necessary, advisable or proper in order to carry out and perform the obligations of this Corporation under the Loan Agreement as amended by the Amendment and all related instruments, documents, and agreements;

     FURTHER RESOLVED, that all authority conferred by these resolutions shall be deemed retroactive and any and all acts authorized hereunder performed prior to the adoption of this resolution are hereby ratified, affirmed, adopted, and approved;



















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     FURTHER RESOLVED, that the Secretary or any other officer of this
Corporation is authorized to certify to said Bank a copy of these resolutions and the names and signatures of this Corporation's officers or employees hereby authorized to act, and the Bank is hereby authorized to rely upon such certificate until formally advised by a like certificate of any change therein, and is hereby authorized to rely on any such additional certificates.

     I FURTHER CERTIFY THAT the Bylaws and Articles of Incorporation previously delivered by this Corporation to said Bank have not been amended, modified, or restated after the date of such delivery.

     I FURTHER CERTIFY THAT the following persons have been appointed or elected and are now acting as officers or employees of said Corporation in the capacity set before their respective names:

     TITLE               NAME                  SIGNATURE

     President           Peter E. Flynn
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     Vice President      Jeffrey J. Michael
                                               ----------------------------

     Vice President,     Thomas S. Wargolet
      Finance and Secretary                    ----------------------------


     IN WITNESS WHEREOF, I have subscribed my name as
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Secretary this        day of September, 1997.
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                                               ----------------------------
                                               Secretary
































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